Exhibit 99.1 Wave Life Sciences Corporate Presentation October 4, 2022

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

UNLOCKING THE BODY’S OWN ABILITY TO TREAT GENETIC DISEASE realizing a brighter future for patients and families 3

Building a leading genetic medicines company

LEVERAGING THE ONGOING GENETIC REVOLUTION

- >6,000 monogenic diseases; vastly more polygenic diseases
- Increase in genetic testing
- Biomarkers to assess target engagement early in clinical development
- Greater understanding of genetic disease and cellular biology
- Many diseases out of reach for traditional medicines
- Innovations for precise modification of transcriptome, proteome and interactome

TARGETING THE TRANSCRIPTOME TO UNLOCK THE BODY'S OWN ABILITY TO TREAT GENETIC DISEASE

PRISM

Innovative Platform

Stereopure oligonucleotides

Novel backbone modifications (PN chemistry)

Silencing, splicing, and editing modalities

Strong and broad IP position[1]

Diversified Pipeline

CNS: ALS, FTD, HD

Muscle: DMD

Hepatic diseases: AATD

Clinical Expertise

Multiple global clinical trials

Innovative trial designs

GMP Manufacturing

Internal manufacturing capable of producing oligonucleotides at scale

WAVE LIFE SCIENCES

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; HD: Huntington's disease; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

[1]stereopure oligonucleotides and novel backbone chemistry modifications

4

Wave's ability to rationally design oligonucleotides enables access to unique disease targets

PRISM backbone linkages

PO	PS	PN


O
O
B
O
R
O
P
O
O
B
O
O
R



Chirality
None

Negative charge


O
O
B
O
(Sp)
O
R
P
S
O
B
O
O
R



Chirality

PS backbone *Rp*
PS backbone *Sp*

Negative charge


O
O
B
O
(Rp)
O
R
N
P
O
B
O
O
R



Chirality

PN backbone *Rp*
PN backbone *Sp*

Neutral charge



Phosphoryl guanidine x-ray structure



example

PO: phosphodiester PS: phosphorothioate

WAVE LIFE SCIENCES

5

Harnessing the biological machinery in our cells to treat genetic diseases RNA Base Editing Silencing Splicing • Degradation of RNA transcripts • Restore RNA transcripts and • Efficient editing of RNA bases to turn off protein production turn on protein production to restore or modulate protein production Endogenous RNase H Endogenous AGO2 RISC Endogenous Restored Reading ADAR enzyme Frame 6

Unlocking the body’s own ability to treat genetic disease DESIGN OPTIMIZE Chemistry Unique ability to construct Provides the resolution to Sequence stereopure oligonucleotides observe this structural and control three structural interplay and understand how features to efficiently engage it impacts key pharmacological biological machinery properties Stereochemistry Built-for-Purpose Candidates to Optimally Address Disease Biology Silencing | Splicing | RNA Editing 7

Robust portfolio of stereopure, PN-modified oligonucleotides


THERAPEUTIC AREA / TARGET
MODALITY
DISCOVERY
PRECLINICAL
CLINICAL
RIGHTS
NEUROLOGY
ALS and FTD
C9orf72
WVE-004 (FOCUS-C9)
Huntington's disease
mHTT SNP3
WVE-003 (SELECT-HD)
Takeda
50:50 option
SCA3
ATXN3
CNS diseases
Multiple
DMD
Exon 53
WVE-N531
HEPATIC (GalNAc)
AATD – lung and liver disease
SERPINA1
WVE-006
100% global
Therapeutic modality
Silencing
Splicing
ADAR editing (AIMers)

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72 repeat expansions: One of the most common genetic causes of ALS and FTD

Hexanucleotide (G_4C_2)- repeat expansions in C9orf72 gene are common autosomal dominate cause for ALS and FTD


C9orf72
Typically 100's-1000's of GGGGCC repeats

Different manifestations across a clinical spectrum

Amyotrophic Lateral Sclerosis (ALS)	**Frontotemporal Dementia (FTD)**
• Fatal neurodegenerative disease • Progressive degeneration of motor neurons in brain and spinal cord • C9-specific ALS: ~2,000 patients in US	• Progressive neuronal degeneration in frontal / temporal cortices • Personality and behavioral changes, gradual impairment of language skills • C9-specific FTD: ~10,000 patients in US

Including patients with C9-associated ALS, FTD or both

WAVE LIFE SCIENCES

Sources: Balendra et al, EMBO Mol Med, 2017; Brown et al, NEJM, 2017, DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020, Stevens et al, Neurology 1998

10

WVE-004 addresses each biological aspect of *C9orf72*-associated ALS and FTD



C9orf72
Genetic mutation
Repeat-expanded allele
Wild-type C9orf72 allele
Transcription
RNA variants
V1
V2
V3
Pathological RNAs
Mis-spliced RNA
Stabilized intron 1
Antisense
Disease drivers
Loss-of-function
1
Reduced expression
C9orf72 protein
Decrease in beneficial protein
Gain-of-function
2
RAN translation
Dipeptide repeat proteins (DPRs)
Sense: poly(GA), poly(GR)
Antisense: poly(PR), poly(PA)
Sense & Antisense: poly(GP)
3
Toxic RNA aggregation
RNA foci
Sense & Antisense RNA

Poly(GP) biomarker selected as preferred DPR biomarker

- ✓ Abundant in CNS
- ✓ Most soluble
- ✓ Stable expression
- ✓ Only DPR derived from both sense & antisense RNAs



WVE-004 is designed to affect multiple drivers of toxicity

Variant-selective oligonucleotide, lowering V1 & V3 in preclinical studies[1]

Preserves C9orf72 protein expression; does not exacerbate potential loss-of-function driver of disease

Reduces toxic gain-of-function drivers of disease (RNA foci, DPRs)

FOCUS C9
WAVE LIFE SCIENCES

[1]**Liu et al., 2022** *Mol Ther Nuc Acids* doi: 10.1016/j.omtn.2022.04.007

11

ug of oligo / g of tissue ug of oligo / g of tissue Preclinical studies with WVE-004 demonstrated durable reduction of poly(GP) in spinal cord and cortex 6 months after two doses Preclinical in vivo results: C9orf72 protein Six months unchanged at 6 months Spinal Spinal cord 8 150 1.5 1.5 cord ns 6 100 1.0 1.0 4 >90% knockdown of poly(GP) DPR protein 50 0.5 0.5 2 *** ** * *** 0.0 0 0 0.0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 PBS WVE-004 PBS WVE-004 Weeks 150 Cortex Cortex 1.5 1.5 8 ns 100 6 1.0 1.0 4 >80% knockdown of 0.5 0.5 50 p≤0.0001 poly(GP) DPR protein 2 0.0 0.0 0 0 PBS WVE-004 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 PBS WVE-004 Weeks Two doses of WVE-004 WVE-004: WVE-004: PBS Poly(GP) DPR Oligonucleotide concentration 12 Liu et al., 2022 Molecular Therapy Nucleic Acids doi: 10.1016/j.omtn.2022.04.007; 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by poly(GP) MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. DPR: Dipeptide repeat protein Relative poly(GP) levels Relative poly(GP) levels (normalized to PBS) (normalized to PBS) Relative fold change Relative fold change Relative fold change Relative fold change C9orf72/HPRT1 C9orf72/HPRT1 C9orf72/HPRT1 C9orf72/HPRT1

WVE-004 clinical data demonstrate successful translation of preclinical approach to clinic

PK/PD modeling using preclinical *in vivo* models predicted pharmacodynamically active starting dose

- ✓ Poly(GP) reduction in cortex and spinal cord in transgenic mice with WVE-004
- ✓ Sufficient concentrations of WVE-004 in cortex and spinal cord of NHP for target engagement

Target engagement confirmed in patients supports advancing FOCUS-C9 clinical study

CSF poly(GP) reduction through day 85



Geometric Mean Ratio to Baseline
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
0
15
29
57
85
Days
**
*
***
***
34%
Baseline
Placebo
WVE-004 10 mg
WVE-004 30 mg
Single dose:
WVE-004 or placebo

ENCALS
European Network to Cure ALS

WAVE LIFE SCIENCES

PK: pharmacokinetic PD: pharmacodynamic; Right: Mixed model for repeated measures used to estimate geometric mean ratio to baseline via least squares mean and to calculate p-values. P-values represented by asterisks are for within-dose group geometric mean ratios. *p≤0.05, **p≤0.01, ***p≤0.001. Poly(GP) assay: Wilson et al., 2022 J Neurol Neurosurg Psychiatry doi:10.1136/jnnp-2021-328710. Data presented at ENCALS Meeting (June 1-3, 2022)

13

FOCUS-C9 clinical trial underway

FOCUS C9

Target engagement observed in single dose cohorts

Single dose

- 60 mg, n=4
- 30 mg, n=10
- 20 mg, n=10
- 10 mg, n=3

Multidose

- Dose and frequency to be guided by DSMB
- 10 mg, n=6, 4 monthly doses

Open-label extension (OLE) clinical trial
Initiation anticipated in 2H 2022

Additional single and multidose clinical data for WVE-004 expected in 2H 2022

WAVE LIFE SCIENCES

14

WVE-003 Huntington’s Disease

mHTT toxic effects lead to neurodegeneration, loss of wtHTT functions may also contribute to HD Huntington’s disease (HD) Healthy individual • Wild-type HTT (wtHTT) is critical * for normal neuronal function • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) wtHTT Stresses • HD is a monogenic autosomal dominant genetic disease; fully Huntington’s disease penetrant and affects entire brain • Fatal disease characterized by cognitive decline, psychiatric illness, and chorea ~50% decrease wtHTT Stresses mHTT + • 30,000 people with HD in the US in wtHTT and more than 200,000 at risk of Loss of wtHTT functions developing HD Synaptic dysfunction | Healthy CNS function Cell death | Neurodegeneration 16

WVE-003: Allele-selective oligonucleotide designed to lower mHTT while sparing wtHTT wtHTT supports healthy brain function, especially in the context of stress Promotes neuronal Supports synaptic Regulates synaptic Supports cilia and CSF survival protein transport plasticity circulation Only wtHTT-sparing oligonucleotide in clinical development Contains Wave’s novel PN chemistry wtHTT RNA PO PS PN B B O O O O mHTT RNA SNP3 O R O R O O P P - - O B S B O O C A G C A G C A G C A G C A G O O expanded CAG repeat O R O R WVE-003 targets mHTT “SNP3” Neutral Negative Negative mHTT, mutant HTT; wtHTT, wild-type HTT; PO, phosphodiester; PS, phosphorothioate; PN, phosphoryl guanidine; wtHTT literature sources: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 17 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith- Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

Allele-selective molecule decreases mHTT, spares wtHTT; Pan-silencer uniformly decreases both Allele-selective activity in CNS of Hu97/18 mice mHTT wtHTT Cortex Striatum 150 150 **** * *** **** *** **** **** **** 100 100 50 50 0 0 4 8 12 4 8 12 4 8 12 4 8 12 4 8 12 4 8 12 Time (weeks) Time (weeks) Pan-silencing Allele-selective PBS Pan-silencing PBS Allele-selective control molecule control molecule Hu97/18 mice administered 3x100 mg intracerebroventricular doses PBS or oligonucleotide. Relative mHTT RNA in cortex (left) striatum (middle) or hippocampus (right) at 4, 8 and 12-weeks post-dosing. Data are mean ± SD, n=8. Stats: ns non-significant, *P<0.05, **P<0.01, ***P<0.0001, 18 ****P<0.0001 versus PBS by 1-way ANOVA. mHTT, mutant HTT; wtHTT, wild-type HTT; Tubb, tubulin Hu97/18 mouse Percentage HTT RNA expression (mHTT/Tubb - PBS)

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models

Selectively reduces mHTT mRNA in HD iPSC neurons in vitro



Percentage *HTT* mRNA Remaining
60
50
40
30
20
10
0
% wt*HTT* mRNA
% m*HTT* mRNA
Mock
1.6 μM
8 μM
40 μM
1.6 μM
8 μM
40 μM
Pan-silencing reference compound
WVE-003

Durable striatal mHTT knockdown for 12 weeks in BACHD mouse model



Striatum
m*HTT*/Tubb3, relative to PBS
2.0
1.5
1.0
0.5
0.0
***
****
Weeks
2
4
12
PBS
Pan-silencing reference compound
WVE-003

Similar results in cortex

WAVE LIFE SCIENCES

Results from ND50036 iPSC-derived medium spiny neurons. Total *HTT* knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 μg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline

19

Initial results indicating allele-selective target engagement with WVE-003 suggests translation of preclinical data

PK/PD modeling using preclinical *in vivo* models predicted pharmacodynamically active starting dose



- ✓ Demonstrated allele selectivity for mHTT in Hu97/18 mice
- ✓ mHTT reduction in cortex and striatum in transgenic mice with WVE-003
- ✓ Achieved sufficient concentrations of WVE-003 in NHP brain tissues for target engagement

Reductions in mean CSF mHTT and preservation of wtHTT observed in pooled analysis of single dose cohorts in SELECT-HD clinical study


mHTT protein levels
wtHTT protein levels
Placebo
WVE-003 (30 and 60 mg pooled*)
Single dose
Single dose
Day
Day

WAVE LIFE SCIENCES

mHTT: mutant huntingtin protein wtHTT: wild-type huntingtin protein *Pooled considering no apparent dose response between 2 cohorts

20

Expanding single dose cohorts to optimize dose level based on initial results • mHTT protein reductions • Adapting 90 mg Expanding cohort observed in single dose clinical trial to cohorts optimize dose Adding additional level 60 mg • wtHTT protein levels appear patients to each Expanding cohort consistent with allele- cohort selectivity 30 mg • Generally safe and well- Expanding cohort tolerated Additional single-dose biomarker and safety data are expected in 1H 2023 21 mHTT: mutant huntingtin wtHTT: wild-type HTT

WVE-N531 Duchenne muscular dystrophy

Duchenne muscular dystrophy Duchenne muscular dystrophy • Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function. • Dystrophin protein established by FDA as surrogate endpoint reasonably likely to predict benefit in 1 patients for accelerated approval in DMD – Confirmatory studies ongoing – Increasing amount of functional dystrophin expression over minimal amount shown with approved therapies is expected to result in greater benefit for patients • Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide. 1 23 Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov

PN chemistry improved muscle exposure and survival in preclinical mouse models PN boosted muscle concentrations after Treatment with PN-modified molecules led to 100% single dose, which correlated with survival of dKO mice at time of study termination exon-skipping activity 100 Better tissue exposure PS/PO/PN, 150 mg/kg weekly PS/PO/PN, 75 mg/kg bi-weekly 75 PN PS/PO, 150 mg/kg weekly PBS 50 25 PN 0 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 24 Survival probability (%)

PS/PO/PN splicing compound restores muscle and respiratory function to wild-type levels in dKO mice Muscle Function Respiratory Function Minute Volume Tidal Volume Specific Force (EDL) 300 150 0.3 200 100 **** 0.2 **** 50 100 0.1 0 0 0.0 21 28 35 42 49 Wild-type 20 40 60 80 100 120 21 28 35 42 49 Age (days) dKO: PBS Age (days) Stimulation Frequency (Hz) dKO: PS/PO/PN Estimated Peak Inspiratory Flow Estimated Peak Expiratory Flow Eccentric Concentration 120 10 6 Wild-type C57BL6 100 8 D dKO KO P/ BPB S S **** 80 **** 4 DKO WV-21218 dKO (PS/PO/PN 6 oligonucleotide) 60 4 40 2 2 20 0 0 0 21 28 35 42 49 21 28 35 42 49 0 1 2 3 4 5 6 7 8 9 10 Age (days) Age (days) Contraction Left: Mdx/utr-/- mice received weekly subQ 150 mg/kg dose of PS/PO/PN stereopure oligonucleotide (postnatal day 10). Age-matched mdx/utr-/- littermates treated with 25 PBS, wild-type C57BL10 mice not treated. Wild-type, dKO PBS mice: 6 wks old; dKO PS/PO/PN: 28 – 41 wks old; Electrophysiology performed at Oxford University based on Goyenvalle et al., 2010 Mol Therapy; Right: Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 2 Specific Force (Nm ) % Force EC0 TVb (ml) mL/s mL/s Minute vol (ml/min)

WVE-N531: Dystrophin restoration in vitro and enhanced muscle distribution in NHPs Dystrophin protein restoration of up to 71% in vitro Enhanced muscle distribution in NHPs Western Blot normalized to Plasma and tissue concentrations of primary healthy human myoblast lysate WVE-N531 (PS/PO/PN) significantly higher than suvodirsen (1st-gen PS/PO) in multiple NHP studies ✓ Substantially higher muscle concentrations (including heart and diaphragm) as compared to suvodirsen ✓ Higher plasma Cmax, AUC and Ctrough 26

Currently dosing at human equivalent doses in the range explored in preclinical dKO model dKO mouse model Plasma WVE-N531 concentrations compared to plasma suvodirsen concentrations 1000 100 Dose 1 - WVE-N531 (PS/PO/PN) Dose 2 - WVE-N531 (PS/PO/PN) 10 Dose 3 - WVE-N531 (PS/PO/PN) 5 mg/kg - Suvodirsen (PS/PO) 1 ✓ Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study 0.1 termination 0.01 0.001 0.0001 0 5 10 15 20 Time post-dose (Day) Dosing underway at Dose 4 of WVE-N531 27 Plasma Concentration (μg/mL)

Dose escalation ongoing in clinical trial of WVE-N531

- Open-label clinical trial of boys with DMD amenable to exon 53 skipping
- Dose level and dosing frequency guided by tolerability and plasma PK

Initial cohort

- Ascending intra-patient doses of WVE-N531
- Up to 4 dose levels (administered ≥4 weeks apart) evaluated to select dose level for multidose
- Up to 3 additional doses given every-other-week at selected dose level, followed by muscle biopsy

Cohort expansion to be guided by assessment of muscle biopsies: (drug distribution in muscle and biomarkers)

Possible cohort expansion (up to 15 boys)

- Additional patients enrolled and dosed every other week at selected dose level
- Up to 7 total doses to be given followed by a minimum 8-week safety monitoring period
- Powered to evaluate change in dystrophin expression

Clinical data, including muscle biopsies, expected in 4Q 2022

WAVE LIFE SCIENCES

DMD: Duchenne muscular dystrophy

28

WVE-006 Alpha-1 antitrypsin deficiency (AATD)

WVE-006: Designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD

WVE-006 designed to correct Z allele mRNA to enable M-AAT protein to be produced


A

SERPINA1 Z allele mRNA encodes Z-AAT protein with E342K mutation

WVE-006
(GalNAc-conjugated AIMer)


I(G)

Edited *SERPINA1* mRNA enables wild-type M-AAT protein production

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1) **Restore** circulating, functional wild-type M-AAT

2) **Reduce** Z-AAT protein aggregation in liver

3) **Retain** M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

WAVE LIFE SCIENCES

AAT: Alpha-1 antitrypsin Strnad *et al.*, 2020 *N Engl J Med* 382:1443-55; Blanco *et al.*, 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69; Remih *et al.*, 2021 *Curr Opin Pharmacol* 59:149-56.

30

~50% RNA editing expected to increase PI*ZZ patient serum AAT levels to PI*MZ levels, with low risk of disease

Serum AAT Protein Levels and Risk of AATD by Genotype


Serum AAT protein (µM)
50
25
0
~2.5-7-fold higher
100% M-AAT protein
100% Z-AAT protein
Null
ZZ
SZ
MZ
MM

	Null	ZZ	SZ	MZ	MM
Risk of Emphysema	Very High	High	Low	Very Low	No
Risk of Liver Disease	No	High	Possible	Possible	No

~50% RNA editing

1. Brode, et al. 2012 CMAJ 184:1365-1371; 2. ATS/ERS. 2003 Am J Respir Crit Care Med 168:818–900.

31

WVE-006 supports dose-dependent RNA editing in human preclinical model systems iPSC-derived human hepatocytes Efficient SERPINA1 editing in donor-derived (ZZ genotype) primary human hepatocytes with WVE-006 (MZ genotype) 80 100 60 WVE-006 90 40 80 20 70 60 0 0.08 0.31 1.25 5.0 50 Mock treated Concentration (mM) 0.0001 0.001 0.01 0.1 1 Dose Dose (uM) Dose Note: Due to MZ genotype, Y-axis ranges from ~50-100% Refresh media 0 2 4 6 8 10 Days: Collect RNA Left: MZ-donor derived primary human hepatocytes treated with WVE-006 at indicated concentrations for 48 hours Right: Patient-iPSC derived hepatocytes (ZZ genotype) plated on day 0 and treated on day 2 with WVE-006 at indicated concentrations. Media refreshed every 2 days (days 4, 6, 8). 32 RNA was collected on day 10. In each experiment, RNA editing was quantified by Sanger sequencing (n=2 biological replicates) % M-AAT RNA (Mean, s.e.m) % Editing (mean, sem)

WVE-006 results in circulating AAT protein levels 7-fold above PBS control, well above established 11µM threshold WVE-006 treatment results in serum AAT protein SERPINA1 mRNA editing in liver of levels >11 uM in AATD mouse model (NSG-PiZ mice) AATD mouse model (NSG-PiZ mice) (Week 13) ns 2000 60 PBS 1800 WVE-006 1600 WVE-006 (NO LOADING DOSE) 40 1400 1200 ~7-fold 1000 20 increase 800 600 11μM 0 400 200 0 Week WVE-006 administered subcutaneously (10 mg/kg bi-weekly) in 7-week old NSG-PiZ mice (n=5 per group); Loading dose: 3 x 10 mg/kg at Day 0. Left: Liver biopsies collected 33 at week 13 (one week after last dose) and SERPINA1 editing was quantified by Sanger sequencing; Stats: One-way ANOVA with adjustment for multiple comparisons (Tukey); Right: Total serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey) PBS WVE-006 WVE-006 (NO LOADING DOSE) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 AAT pro Restored tein Serum AAT protein (ug/ml) (Mean, s.e.m) SERPINA1 editing % Editing (Mean, SEM)

WVE-006 leads to restoration of confirmed, wild- type M-AAT protein in serum Overall percentages of serum AAT protein isoforms in NSG-PiZ mice (Week 13) Z-AAT 100 • Mass spectrometry confirms restoration of circulating 80 healthy M-AAT protein in vivo 60 after WVE-006 treatment Wild-type 40 M-AAT protein• Consistent with RNA editing of mutant transcript 20 0 WVE-006 PBS Z-AAT M-AAT WVE-006 administered in 7-week old NSG-PiZ mice (n=5 per group). Relative proportion of M- vs. Z-AAT protein in serum collected from animals at week 34 13 (one week after last dose) was measured by mass spectrometry % Serum AAT isoform (mean, SEM)

Significant increase in neutrophil elastase inhibition activity indicates restored M-AAT protein is functional

Increased neutrophil elastase inhibition activity demonstrates functionality of AAT protein

- Increases in neutrophil elastase, a proteolytic enzyme, may cause emphysema and damage the surrounding lung tissue
- Main function of AAT protein is to neutralize/control neutrophil elastase



Serum AAT protects lungs against neutrophil elastase



Serum neutrophil elastase inhibition activity
% Relative Elastase inhibition (mean, SEM)
100
80
60
40
20
0
ns
****
Pre-Dose
Week 13
PBS
WVE-006
>3-fold increase over PBS

GalNAc-conjugated AIMers administered in 7-week old NSG-PiZ mice (n=5 per group). Serum collected from mice was tested for ability to inhibit fixed concentration of neutrophil elastase in an *in vitro* reaction. Stats: Two-way ANOVA with adjustment for multiple comparisons (Bonferroni)

WAVE LIFE SCIENCES

35

Early lead (pre-optimization) AATD AIMer reduces aggregation of Z-AAT and inflammation in mouse liver Lobular inflammation (19 weeks) 15 25 **** PBS 5 * Early lead AATD AIMer p<0.0001 20 p=0.03 4 10 15 p<0.01 3 5 10 ** 2 5 1 0 4 8 19 0 0 Weeks following first dose AIMer PBS PBS AIMer Early lead pre-optimization AATD AIMer (SA1-5) administered in huADAR/SERPINA1 mice (8–10 wKs old); lower left: 20x liver images PAS-D stained, 19 weeks; Quantification of PAS-D positive staining, Stats 2-way ANOVA; Right: Quantification lobular inflammation grade (Grade based on # of inflammatory foci in lobules: Grade 0: 0; G1 1-5; G2 6-10; 36 G3 11-15; G4 ≥16) and mean globular diameter (40 largest globules/ animal) with HALO. Stats Wilcox rank-sum tests %PAS-D positive area % PAS-D positive area (mean±sem) (mean±sem) Mean diameter (mm) Mean Diameter (µm) Inflammation grade Inflammation grade

AIMer-directed editing is highly specific in mice

No bystander editing observed on SERPINA1 transcript

RNA editing only detected at PiZ mutation site in SERPINA1 transcript
(mouse liver)



C
0%
T
100%
PBS
10000
5000
0
94380000
94384000
94388000
Coverage
C
48.2%
T
51.8%
AATD AIMer
9000
6000
3000
0
94380000
94384000
94388000
SERPINA1
Editing site (PiZ mutation)

RNA editing across transcriptome
(mouse liver)



SERPINA1
(PiZ mutation site)
6000
4000
2000
0
Coverage
0
10
20
30
40
50
% Editing

Dose 3x10 mg/kg (days 0, 2, 4) SC with AATD AIMer (SA1 – 4). Liver biopsies day 7. RNA-seq to quantify on-target SERPINA1 editing, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4), SERPINA1 edit site is indicated

WAVE LIFE SCIENCES

37

WVE-006 is a potential first- and best-in-class candidate for AATD • Correct Z-allele mRNA to replace mutant Z-AAT protein with functional wild- type M-AAT protein – RNA editing levels show potential to support conversion of a patient from ZZ to MZ mRNA expression – M-AAT protein can address lung disease – Reduction of Z-AAT protein enables clearance of protein aggregates in liver • M-AAT protein produced with WVE-006 would remain under physiological regulation • mRNA editing is highly specific • Potentially applicable across AATD patient subpopulations • Convenience of subcutaneous administration 38

Planning for clinical development for WVE-006 underway Phase 1/2 placebo-controlled study to establish dose and evaluate target engagement Single-ascending dose (SAD) cohorts Multiple-ascending dose (MAD) cohorts Final cohort in Pi*ZZ patients • Assess dose & frequency • Effective dose to be selected based on PK, PD, and safety Initial cohorts Pi*ZZ pts healthy volunteers Safety, tolerability, PK, change in relevant biomarkers, including serum AAT CTA submissions for WVE-006 expected in 2023 39

AIMers RNA base editing capability

Unlocking RNA editing with PRISM platform to develop AIMers: A-to-I editing oligonucleotides Free-uptake of chemically modified Stereochemistry and PN chemistry enhance oligonucleotides potency and editing efficiency of GalNAc ADAR enzymes (No need for LNPs or viral vectors) AIMers in primary human hepatocytes • First publication (1995) using oligonucleotide to 1 edit RNA with endogenous ADAR 100 • Catalyze conversion of A-to-I (G) in double- 80 stranded RNA substrates 60 • A-to-I (G) edits are one of the most common post-transcriptional modifications 40 • ADAR1 is ubiquitously expressed 20 across tissues, including liver and CNS 0 -8 -6 -4 -2 0 2 10 10 10 10 10 10 Concentration (µM) Concentration (mM) AIMer: Wave’s A-to-I editing oligonucleotides PS/PO/PN ✓ Learnings from biological concepts PS/PO (Stereopure) ✓ Applied to ASO structural concepts PS/PO (Stereorandom) ✓ Applied PRISM chemistry Endogenous ADAR enzymes 1 41 Woolf et al., PNAS Vol. 92, pp. 8298-8302, 1995; Right: Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing % ACTB editing % Editing Improved editing

AIMers: Realizing potential of therapeutic RNA editing by harnessing endogenous ADAR Solved for key therapeutic attributes for potential best-in-class RNA editing therapeutics Delivery and Efficient ADAR Stability intracellular Beyond liver ✓ Efficient ADAR recruitment trafficking recruitment • AIMer design • Decade of • GalNAc compatible • AIMer design also principles investment and for targeted liver works for delivery learnings to improve delivery to CNS and other • SAR developed to stability of single- tissue types design AIMers for • Endosomal escape stranded RNAs different targets and nuclear uptake Potent and specific Potential for Subcutaneous IT, IVT, systemic editing in vivo infrequent dosing dosing dosing • Systematized AIMer design enables rapid advancement of new targets • Strong and broad IP in chemical and backbone modifications, stereochemistry patterns, novel and proprietary nucleosides 42 SAR: structure-activity relationship

Proof-of-concept preclinical RNA editing data published in Nature Biotechnology (March 2022) • Specificity in vitro & in vivo (NHPs)• GalNAc conjugation • In vitro-in vivo translation (NHPs)• Foundational AIMer SAR AIMers detected in liver of NHP at Day 50 Substantial and durable editing in NHP ADAR editing with ACTB AIMer is (PK) liver in vivo highly specific (PD) RNA editing within full transcriptome (primary human hepatocytes) GalNAc AIMers Day 50 RNA editing ACTB in NHP GalNAc AIMers % Editing 43 RNA editing only detected at editing Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1 site in ACTB transcript SAR structure-activity relationship Confidence (LOD score)

Systemic *in vivo* editing without delivery vehicles


AIMers

Editing: Potent, durable, specific A → I (G) RNA editing

Delivery: Efficient RNA editing in preclinical *in vivo* models:

- ✓ Targeted delivery (GalNAc)
- ✓ Systemic delivery
- ✓ Local delivery (IT, IVT, others)

Substantial RNA editing across multiple tissues following single subcutaneous dose of UGP2 AIMer


Control
UGP2 AIMer (unconjugated)
UGP2 %editing (mean, standard deviation)
0
25
50
75
Heart
Kidney
Lung
Spleen
WAT
BAT
Liver
Specific liver associated cells
T cell NK cell subset
Cholan-giocyte
LSEC
Macro-phage
Editing without GalNAc conjugation

Potential to accelerate timelines to candidate with AIMer pipeline expansion

WAVE LIFE SCIENCES

Right: Single dose of 100mg/kg unconjugated UGP2 AIMer, seven days post dose; WAT: White adipose tissue; BAT: Brown adipose tissue; CD3+: T-cells and subset of NK cells; EpCAM+(Epithelial cell adhesion molecule): mainly cholangiocytes within liver; LSEC cells (Liver Sinusoidal Endothelial Cells); M0 cells: macrophages

44

Substantial *in vivo* editing without delivery vehicles in CNS tissues

Peak RNA editing observed one-month post-single dose across tissues



UGP2 AIMer-1
PBS
Cortex
Hippocampus
Striatum
Brain stem
Cerebellum
Spinal cord
% UGP2 editing
PBS 1 4 8 12 16
Weeks

Peak editing	30%	>40%	25%	>40%	50%	>65%

Potential CNS editing targets to benefit from learnings taken from clinical CNS silencing programs

WAVE LIFE SCIENCES

Transgenic huADAR mice administered 100 μg AIMer or PBS on day 0 and evaluated for UGP2 editing across CNS tissues at 1, 4, 8, 12, and 16-weeks post dose. Percentage UGP2 editing determined by Sanger sequencing. Stats: 2-way ANOVA compared to PBS (n=5 per time point per treatment) *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001. ICV intracerebroventricular; PBS phosphate buffered saline

45

Expanding addressable disease target space using AIMers to activate pathways and upregulate expression Correct G-to-A driver mutations with AIMers Modulate protein interactions with AIMers Modulate protein- Restore or correct Achieved protein interaction protein function POC Upregulate expression WVE-006 Modify function (GalNAc AIMer) AATD Post-translational modification Alter folding or processing AIMers provide dexterity, with applications beyond precise correction of genetic mutations, including upregulation of expression, modification of protein function, or alter protein stability 46 POC: proof of concept

Dose dependent modulation of protein/protein interactions Dose-dependent gene upregulation (NQO1) in vitro following Nrf2 editing to disrupt protein/protein interaction KEAP1 RNA editing efficiency Gene upregulation NQO1 qPCR NRF2 % Editing 0.0016uM NRF2 is 0.0016uM 0.008uM degraded by 0.008uM proteasome 0.04uM 0.04uM 0.2uM Transcription is repressed 0.2uM 1uM 1uM 5uM 5uM Basal conditions WV50603 0.0016uM WV50604 0.0016uM 0.008uM 0.008uM 0.04uM KEAP1 0.04uM 0.2uM 0.2uM ADAR editing site 1uM WV40590 1uM 5uM 5uM 0.0016uM 0.0016uM 0.008uM AIMer NRF2 is stabilized 0.008uM 0.04uM 0.04uM Transcription is activated 0.2uM NRF2 0.2uM 1uM 1uM 5uM 5uM ADAR-modified conditions 0 2 4 6 8 0 20 40 60 80 100 NQO1 mRNA Fold Change to non-targeting control % Editing 47 n=2; Primary hepatocytes 48h of treatment with the indicated dose concentration of AIMers UGP2 (Control) NRF2 AIMers AIMer

AIMers enable activation of gene pathway *in vivo* with single edit

Nrf2 mRNA editing *in vivo* in liver of mice with GalNAc AIMers



RNA editing efficiency
Percent mRNA editing
80
60
40
20
0
****
****
****
PBS
Nrf2 AIMer 1
Nrf2 AIMer 2
UGP2 AIMer

Note: Editing percentage for UGP2 control AIMer indicates editing of UGP2 mRNA

NRF2 downstream gene upregulation following GalNAc AIMer mRNA editing *in vivo* in liver of mice



Gene upregulation
Nrf2 activation of NQO1 expression
Relative Expression (NQO1/HPRT)
8
6
4
2
0
**
****
*
PBS
Nrf2 AIMer 1
Nrf2 AIMer 2
UGP2 AIMer
Nrf2 activation of GSTM1 expression
Relative Expression (GSTM1/HPRT)
8
6
4
2
0
***
****
PBS
Nrf2 AIMer 1
Nrf2 AIMer 2
UGP2 AIMer

RNAseq transcriptome analysis confirms disruption of Nrf2 protein interaction with upregulation of key factors



PBS
UGP2 AIMer
AIMer 2
AIMer 1
1
0.5
0
-0.5
-1
Cyp4v3
Igf1
Tsc22d1
Nudt7
Clpc
Abcg5
Gstm4
Ugdh
Akr1a1
Abcc3
Ces1g
Pphbp2
Slc35d1
Ubap1
Ikbkg
Htatip2
Cds2
Gstm3
Txnrd1
Gsr
Nqo1
Slc48a1
Hexa
Cd36
Srxn1
Cbr3
Gstm2
Pgd

WAVE LIFE SCIENCES

Methods: hADAR C57BL/6 mice dosed subQ (days 0, 2, 4) at 10mg/kg GalNAc-conjugated AIMers. Livers harvested (day 7), analyzed for editing and NQO1 expression via Sanger sequencing or qPCR, respectively. Data analyzed via One-way ANOVA with Tukey's multiple comparison test. Asterisks indicate statistical significance to PBS-treated animals as follows: * = p<0.05; ** = p<0.01; *** = p<0.001; **** = p<0.0001

48

Upregulation: AIMers can edit RNA motifs to restore or upregulate gene expression RNA binding proteins recognize sequence motifs to regulate various mRNA properties Stability Transport Processing Protein production • Enhance or inhibit • Intracellular localization • Splicing • Translational efficiency • PolyA usage mRNA decay • Capping AIMer edits mRNA → “dials up” gene expression No binding RNA binding protein I(G) Edited mRNA A mRNA Decay 49

AIMers can edit RNA motifs to upregulate gene expression in hepatocytes and T-cells in vitro Editing RNA Motifs to regulate RNA half-life to upregulate RNA expression is possible for clinically-relevant targets, including both metabolic and immune targets Target A Target B Target C Target D 15 5 8 8 4 6 6 10 3 4 4 AIMer 2 5 2 2 1 0 0 0 0 AIMER-1 AIMER-2 Mock AIMER-1 AIMER-2 Mock AIMER-1 AIMER-2 Mock AIMER-1 AIMER-2 Mock Primary human hepatocytes (in vitro) Primary human T-cells (in vitro) Achieving >2-fold mRNA upregulation in vitro across multiple different targets with AIMer editing 50 Gene upregulation Fold increase Target A mRNA Fold increase Target B mRNA Fold increase Target C mRNA Fold increase Target D mRNA

Proof-of-concept: Considerations to translate Target A upregulation results *in vivo*

Target A (undisclosed liver target)

- High unmet need with potential for multiple large indications
- Preserves endogenous protein function
- Serum protein with biomarkers of pathway activation
- Potential benefit 3-fold+ upregulation in mouse models


AIMer
Gene upregulation


Target A
Fold increase Target A mRNA
15
10
5
0
AIMER-1
AIMER-2
Mock

Mouse model may underpredict potential translation of Target A upregulation


Human
Mouse
Fold increase Target A mRNA
15
10
5
0
Mock
AIMER-1
Response is greater in human hepatocytes ~14-fold compared to mouse hepatocytes ~2-fold

In vitro Target A mRNA fold upregulation (gymnotic 10uM, ~48h)

WAVE LIFE SCIENCES
51

AIMers upregulate mRNA and downstream serum protein in vivo above anticipated threshold Target A mRNA editing mRNA upregulation Protein upregulation (undisclosed liver 7 days post-initial dose 7 days post-initial dose 7 days post-initial dose target) GalNAc AIMer GalNAc AIMer GalNAc AIMer 20 • High unmet need ** * with potential for 20 * ** 80 multiple large 15 indications 15 60 • Preserves endogenous protein 10 10 function 40 • Serum protein with 5 5 biomarkers of 20 pathway activation 0 • Potential benefit 3- 0 0 PBS AIMER-1 AIMER-2 PBS AIMER-1 AIMER-2 PBS AIMER-1 AIMER-2 fold+ upregulation in mouse Potential threshold for benefit ✓ In vitro to in vivo translation of mouse Target A mRNA upregulation ✓ In vivo mRNA upregulation corresponds to an upregulation of Target A protein in serum at Day 7 demonstrating proof-of-concept 52 hADAR mouse dosed subcutaneously 3 x 10 mg/kg GalNAc-conjugated AIMer or PBS days (0, 2, 4), taken down at day 7 RNA editing Percent Editing Upregulation Target A mRNA fold change Fold increase pre-post dose Serum Target A (pg/mL)

RNA editing of nonsense mutation found in MECP2 (Rett Syndrome) restores functional protein

Normal:	... CGA... wild type protein
Rett Syndrome:	... TGA... premature stop codon
ADAR editing:	... TGG... restored protein

Variant base

ADAR editing site

Nonsense mutations found in Rett Syndrome can occur in multiple locations on RNA transcript:



in vitro ADAR editing of over 60% targeting MECP2 disease transcript

PN chemistry improved editing efficiency *in vitro*



Percentage A → G editing
100
80
60
40
20
0
mock
PS
PS-PN

Dose-dependent RNA editing of MECP2 mutation with PS/PN AIMer



Dosed with hADAR
Control (no hADAR)
Percentage A → G editing
100
80
60
40
20
0
0.0001
0.001
0.01
0.1
1
10
100
[nM]

Full length MECP2 protein is expressed following ADAR editing



Ladder
PS/PN AIMer
NTC
Mock
Naive
116
66
40
ADAR Edited MECP2
Endogenous MECP2
Loading Control

WAVE LIFE SCIENCES

293T cells transfected with both nonsense mutation on MECP2 (GFP-fusion construct) and ADAR plasmids. AIMers transfected for 48h prior to RNA extraction and sequencing. Percentage editing determined by Sanger sequencing. Left: Single dose (25nM) treatment Middle: Full dose response curve (25nM, 5-fold dilution, 48h treatment) in presence or absence of hADAR Right: Western blot for MECP2 protein. Three biological replicates, NTC AIMer, mock and naïve 293T cells probed for fusion protein.

53

Wave’s discovery and drug development platform

Improvements in PRISM primary screen hit rates accelerate drug discovery over time Primary screen hit rates with silencing far above industry standard hit rates Chemistry, PN stereochemistry & machine learning optimization 100 80 80.0% (2020 - current) 60 55.4% (2019) 40 Stereopure 32.9% 20 Stereorandom 12.2% 0 Chemistry improvements and PRISM advancement All screens used iPSC-derived neurons; Data pipeline for improved standardization. Hit rate = % of oligonucleotides with target 55 knockdown greater than 50%. Each screen contains >100 oligonucleotides. ML: machine learning % Hit Rate

Potency is enhanced with addition of PN modifications across modalities Silencing Splicing Editing Target knockdown (% remaining) % Skipping % Editing 100 80 60 40 20 0 -8 -6 -4 -2 0 2 10 10 10 10 10 10 Concentration (µM) Ranked by potency of reference Concentration (mM) PS/PO compound Ranked by potency of reference PS/PO compound PS/PO/PN PS/PO (Stereopure) PS/PO reference compound PS/PN modified compound PS/PO (Stereorandom) Left: Experiment was performed in iPSC-derived neurons in vitro; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a 56 linear model equivalent of the DDCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments Improved knockdown Improved skipping % Editing Improved editing

Adding PN chemistry modifications to C9orf72-targeting oligonucleotides improved potency *in vivo*



C9orf72-targeting oligonucleotides
PS/PO backbone chemistry
PS/PO/PN backbone chemistry
Spinal Cord
Cortex
%C9orf72 V3 transcript remaining
100
75
50
25
0
0.3
1.0
3.0
10.0
Exposure (μg/g)
Improved knockdown
Improved tissue exposure

WAVE LIFE SCIENCES

Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis; Liu et al. Molecular Therapy Nucleic Acids 2022; Kandasamy et al., Nucleic Acids Research, 2022, doi: 10.1093/nar/gkac037

57

PN chemistry improves distribution to CNS

Distribution of oligonucleotides in non-human primate CNS 1-month post single IT dose



Oligonucleotide (red staining)
Backbone chemistry PS/PO
PS/PO/PN
Striatum
Cerebral Cortex
Midbrain
Cerebellum
Hippocampus
Spinal cord

NHPs administered 1x12 mg oligonucleotide or PBS by intrathecal injection/lumbar puncture (IT). CNS tissue evaluated 11 or 29 days after injection (n=6 per group). Oligonucleotide was visualized by ViewRNA (red), and nuclei are counterstained with hematoxylin. Images from day 29.

58

PRISM PN siRNA led to unprecedented silencing >3 months after single dose Ag Ao2 go2 lloa oadindin g g (liver, transgenic mice) (liver, transgenic mice) 25 HSD17B13 mRNA Wk2 Wk 7 Wk 14 (liver, transgenic mice) 20 125 15 100 75 10 50 * * 5 **** 25 0 0 0 2 4 6 8 10 12 14 16 Time (weeks) Reference 2 PBS HSD PN/PS/PO HSD Reference 2 HSD PN/PS/PO Mice expressing a human HSD17B13 transgene were treated with 3 mg/kg of the indicated siRNA or PBS, and liver mRNA, guide strand concentration, and Ago2 loading were quantified at the indicated times post-dose. Stats: Two-way ANOVA with post-hoc test * P<0.05, ****P<0.0001. Reference 2 is 59 based on Foster, et al., 2018. Mol. Ther. 26, 708-717 % mRNA remaining (HSD17B13/Hprt) Fold change relative to Reference 2

Established internal GMP manufacturing for multiple oligonucleotide modalities Strong technical knowhow Established and operating expertise infrastructure • Experienced team led by Sridhar • State of the art facilities (90,000 Vaddeboina, PhD (SVP sq ft) and expansion space Chemistry, Manufacturing, • Process and analytical Controls) development labs • Experts in oligonucleotide • GMP oligonucleotide (API) synthesis (ASOs, DNAs, RNAs, manufacturing siRNAs) • Established Quality and GMP • Proven track record scaling systems (QA, supply chain, complex chemistries; delivered logistics, QC testing) clinical supply for six programs at Wave Scalable to support Wave’s GMP manufacturing needs, as well as potential new partners 60

Upcoming milestones 61

Continued clinical validation of PRISM platform and PN stereochemistry

WVE-004 C9orf72 ALS & FTD	✓ Delivered clinical target engagement data with single doses • Additional single and multidose data in 2H 2022 • Discussions with regulatory authorities regarding next phase of development later in 2022 • Initiate an OLE clinical trial in 2H 2022
WVE-003 HD SNP3	✓ Delivered single-dose clinical data indicating reduction in mHTT with wtHTT preserved, appearing consistent with allele-selectivity • Additional single-dose biomarker and safety data in 1H 2023
WVE-N531 DMD Exon 53	• Clinical data to enable decision making in 4Q 2022
WVE-006 AATD	✓ Selected an AATD AIMer development candidate and initiated IND-enabling activities • Submit clinical trial applications in 2023

Silencing	**CNS** *(Intrathecal)*
Splicing	**Muscle** *(IV)*
ADAR editing	**Targeted delivery liver** *(Subcutaneous)*

Additional data generated in 2022 expected to further inform future opportunities and unlock value

WAVE LIFE SCIENCES

WVE-004 FOCUS-C9 clinical trial (NCT04931862); WVE-003 SELECT-HD clinical trial (NCT05032196); WVE-N531 open-label clinical trial (NCT04906460)

62

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827 63 63